UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2006

ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (b)          On September 28, 2006, Richard S. Masinton informed Enterprise Financial Services Corp (the “Company”) that he does not intend to stand for re-election to the Company’s Board of Directors. Mr. Masinton currently serves on the Company’s Audit Committee and is expected to continue to serve as a Director and member of the Audit Committee until the Company’s 2007 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits

         99.1         Press Release of the Company dated September 28, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006
ENTERPRISE FINANCIAL SERVICES CORP

	By:	/s/ Kevin C. Eichner

Kevin C. Eichner
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated September 28, 2006

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